UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2010 (March 16, 2010)

PINNACLE GAS RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33457	30-0182582
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Alger Street

Sheridan, Wyoming 82801

(Address of Principal Executive Offices) (Zip Code)

(307) 673-9710

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 21, 2009 by Pinnacle Gas Resources, Inc. (the “Company”), on September 15, 2009, the Company received notice from the Listing Qualifications Department of the Nasdaq Stock Market, Inc. (“Nasdaq”) that it was not in compliance with the minimum bid price requirement pursuant to Listing Rule 5450(a)(1) because its common stock price had been less than $1.00 per share for the previous 30 consecutive business days.  At that time, the Company had 180 days to regain compliance with the minimum bid price requirement.

On March 16, 2010, the Company received written notice (the “Staff Determination”) from Nasdaq that because the Company has not regained compliance with the minimum bid price requirement within the 180-day compliance period, the Company’s common stock would be delisted from The Nasdaq Global Market unless the Company requests an appeal of this determination to a Nasdaq Hearings Panel (the “Panel”) no later than 4:00 p.m. Eastern Time on March 23, 2010.

On March 22, 2010, the Company requested such an appeal, which request automatically delayed the delisting of the Company’s common stock at least until the Panel issues a final decision.  The Panel has the discretion to grant the Company up to 180 additional calendar days from its March 16, 2010 letter in which to satisfy the $1.00 per share bid price requirement.  There can be no assurance that the Panel will grant an extension or that the Company will be able to comply with the conditions of any extension by the Panel’s decision date or by the expiration of any extension the Panel grants.

If the Panel sustains the Nasdaq Staff’s delisting determination at the hearing or following any extension granted at the hearing, the Company may file an appeal to the Nasdaq Listing and Hearings Review Council (the “Listing Council”), or the Listing Council may review the Panel’s decision on its own accord.  A review by the Listing Council does not delay the delisting decision unless the Listing Council determines in its discretion to do so.

Item 7.01 Regulation FD Disclosure.

On March 22, 2010, the Company issued a press release regarding the above-referenced notification from Nasdaq.  A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.

The information is this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press release dated March 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2009	PINNACLE GAS RESOURCES, INC.

	By:	/s/ Peter G. Schoonmaker
Peter G. Schoonmaker
President and Chief Executive Officer